SUPPLEMENT DATED NOVEMBER 14, 2018
TO THE STATEMENT OF ADDITIONAL INFORMATION
 DATED JULY 15, 2018, AS REVISED AUGUST 15, 2018,
OF

MORNINGSTAR FUNDS TRUST
Morningstar Global Income Fund
Morningstar Defensive Bond Fund
Morningstar Unconstrained Allocation Fund
Morningstar Alternatives Fund
(each, a "Fund," and collectively, the "Funds")

The Statement of Additional Information is amended by adding the following paragraph to the section entitled "Distributions and Tax Information—Tax Information":

The Funds may invest in securities of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Funds' fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.